UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): October 8, 2020

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Inter Parfums, Inc. was held virtually on October 8, 2020 at 10:00 a.m., local time. We held our election of directors, and our stockholders also voted on one other proposal.

(1)  Election of Directors. The following individuals were nominated for election as members of the Board of Directors to hold office for a term of one (1) year until the next annual meeting of stockholders and until their successors are elected and qualify: Jean Madar, Philippe Benacin, Russell Greenberg, Philippe Santi, Francois Heilbronn, Robert Bensoussan, Patrick Choël, Michel Dyens, Veronique Gabai-Pinsky and Gilbert Harrison. The results of the voting were as set forth below. A plurality of the votes having been cast in favor of each of the above-named Directors, they were duly elected to serve a one (1) year term.

	Votes For	Votes Withheld	Broker Non-votes
Jean Madar	29,079,708	421,130	0
Philippe Benacin	28,469,528	1,031,310	0
Russell Greenberg	26,601,779	2,899,059	0
Philippe Santi	26,867,412	2,633,426	0
Francois Heilbronn	25,822,798	3,678,040	0
Robert Bensoussan	29,211,016	289,822	0
Patrick Choël	28,317,806	1,183,032	0
Michel Dyens	29,409,220	91,618	0
Veronique Gabai- Pinsky	28,483,264	1,017,574	0
Gilbert Harrison	29,409,521	91,317	0

(2)  To vote on the advisory resolution to approve the compensation of our named executive officers: A majority of the votes were cast in favor of the proposal and the proposal was passed. The results of the voting were as set forth below.

For	Against	Abstain	Broker Non Votes
29,154,912	344,355	1,571	0

At our annual meeting in 2017, our shareholders voted in favor of having the advisory vote concerning compensation of our named executive officers every year. We will continue to hold the vote on the advisory resolution to approve the compensation of our named executive officers every year, including at the 2021 annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: October 8, 2020

Inter Parfums, Inc.

By:	/s/ Russell Greenberg
Russell Greenberg,
Executive Vice President
and Chief Financial Officer

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